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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 30, 2000
                                                         -----------------

                               WHITMAN CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                    001-15019                  13-6167838
          --------                    ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)        IRS Employer
      of Incorporation)                                     Identification No.)


3501 ALGONQUIN ROAD, ROLLING MEADOWS, ILLINOIS                      60008
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (847) 818-5000
                                                    --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On November 30, 2000, Whitman Corporation, a Delaware corporation (the "Company"), issued a press release announcing the completion of the merger (the "Merger") of PepsiAmericas, Inc., a Delaware corporation ("PepsiAmericas"), with and into Anchor Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), pursuant to the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, Merger Sub and PepsiAmericas. Simultaneously with the Merger, Merger Sub was renamed "PepsiAmericas, Inc."

          Pursuant to the Merger Agreement, each share of common stock, par value $.01 per share, of PepsiAmericas will be converted, at the election of its holder, into:

          -    $3.80 in cash; or

          - 0.2773 shares of common stock, par value $.01 per share, of the Company ("Company Common Stock"); or

          - 0.2043 shares of Company Common Stock, plus the right to receive in the future up to an additional 0.1092 shares of Company Common Stock if PepsiAmericas meets certain performance levels for the years 2000-2002.

          A copy of the press release issued by the Company on November 30, 2000 with respect to the Merger is attached hereto as Exhibit 20.

          As previously disclosed, upon completion of the Merger, PepsiAmericas' Chief Executive Officer, Robert C. Pohlad, became Chief Executive Officer and a director of the Company, and Archie R. Dykes, Chairman of Capital City Holdings and a director of the Company for 15 years, became non-executive Chairman of the Board.

          In connection with the Merger, the Shareholder Agreement previously entered into between the Company and PepsiCo, Inc. was amended and restated. In addition, the Company entered into a shareholder agreement with Pohlad Companies, Dakota Holdings, LLC and Robert C. Pohlad. Copies of the Amended and Restated Shareholder Agreement between the Company and PepsiCo, Inc. and the Shareholder Agreement among the Company, Pohlad Companies, Dakota Holdings, LLC and Robert C. Pohlad are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

          Also attached hereto as Exhibit 3 is a copy of the Amended and Restated Bylaws of the Company, adopted in accordance with the terms of the Merger Agreement.

          The other information required by this item has been previously reported by the Company or PepsiAmericas and is included or incorporated by reference in the Joint Proxy Statement/Prospectus ("Proxy Statement/Prospectus") which constitutes a part of the Company's Registration Statement on Form S-4 (File No. 333-46368).

                                      -2-

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of PepsiAmericas required by this item have been previously reported by PepsiAmericas and are included or incorporated by reference in the Proxy Statement/Prospectus.

(b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

(c)  EXHIBITS.


Exhibit
Number         Description of Exhibit
-------        ----------------------
 3             Amended and Restated Bylaws of the Company.

10.1           Amended and Restated Shareholder Agreement, dated as of November
               30, 2000, between the Company and PepsiCo, Inc.

10.2           Shareholder Agreement, dated as of November 30, 2000, among the
               Company, Pohlad Companies, Dakota Holdings, LLC and Robert
               Pohlad.

20             Press Release issued by the Company on November 30, 2000.


                                      -3-

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHITMAN CORPORATION



Date:  December 1, 2000                      By: /s/ Steven R. Andrews
                                                 ------------------------------
                                                 Steven R. Andrews
                                                 Senior Vice President

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                                  EXHIBIT INDEX

          The following is a list of the exhibits filed herewith.


Exhibit
Number         Description of Exhibit
-------        ----------------------
 3             Amended and Restated Bylaws of the Company.

10.1           Amended and Restated Shareholder Agreement, dated as of November
               30, 2000, between the Company and PepsiCo, Inc.

10.2           Shareholder Agreement, dated as of November 30, 2000, among the
               Company, Pohlad Companies, Dakota Holdings, LLC and Robert
               Pohlad.

20             Press Release issued by the Company on November 30, 2000.